================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                         Statement to Certificateholders

                                October 15, 1999

--------------------------------------------------------------------------------

================================================================================================================================
                                                    DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL           PRIOR                                                                               CURRENT
               FACE            PRINCIPAL                                                  REALIZED   DEFERRED       PRINCIPAL
  CLASS        VALUE            BALANCE         PRINCIPAL      INTEREST        TOTAL       LOSSES    INTEREST        BALANCE
--------------------------------------------------------------------------------------------------------------------------------
    A     1,474,263,764.33   118,178,380.46   11,919,870.97   512,106.32   12,431,977.29    0.00       0.00      106,258,509.49
--------------------------------------------------------------------------------------------------------------------------------
 TOTALS   1,474,263,764.33   118,178,380.46   11,919,870.97   512,106.32   12,431,977.29    0.00       0.00      106,258,509.49
================================================================================================================================

================================================================================
                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
--------------------------------------------------------------------------------
             PRIOR                                                    CURRENT
            PRINCIPAL                                                PRINCIPAL
  CLASS      FACTOR       PRINCIPAL      INTEREST       TOTAL          FACTOR
--------------------------------------------------------------------------------
    A      80.16094767    8.08530418    0.34736411    8.43266829    72.07564349
--------------------------------------------------------------------------------
 TOTALS    80.16094767    8.08530418    0.34736411    8.43266829    72.07564349
================================================================================

=======================
  PASS-THROUGH RATES
-----------------------
            CURRENT
   CLASS   PASS-THRU
             RATE
-----------------------
    A      5.200000 %
=======================


================================================================================
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:

                                 Kimberly Costa
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                               Tel: (212) 946-3247
                        Email: kimberly.k.costa@chase.com
================================================================================

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================================================================================

================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                                October 15, 1999
--------------------------------------------------------------------------------
                                 MONTHLY REPORT

                                                Due Period                                                          44
                                                Due Period Beginning Date                                     09/01/99
                                                Due Period End Date                                           09/30/99
                                                Determination Date                                            10/08/99

I. Monthly Expense Summary
          A. Servicing Fee Disbursement                                                                      98,481.98
          B. Cash Collateral Account Expense                                                                      0.00
          C. Total Expenses Paid (per $1000 of Original Principal Amount)                                   0.06680079

II. Cash Collateral Account Deposit Amount                                                                        0.00

III. Outstanding Advance Summary
          A. From Prior Period                                                                            3,655,004.03
          B. From Current Period                                                                          3,648,579.38
          C. Change in Amount Between Periods (Line B - A)                                                   -6,424.65

IV. Available Cash Collateral Account Information for Due Period
          A. Available Cash Collateral Amount                                                            11,056,978.23
          B. Available Cash Collateral Amount Percentage                                                  9.35617681 %

V. Available Cash Collateral Account Information for Next Period
          A. Available Cash Collateral Amount                                                            11,056,978.23
          B. Available Cash Collateral Amount Percentage                                                 10.40573436 %

VI. Required Cash Collateral Amount
          A. For the Current Collection Period                                                           11,056,978.23
          B. For the Next Collection Period                                                              11,056,978.23

VII. Payment Summary for Servicer
          A. Monthly Servicing Fees
                    1. Scheduled Monthly Servicing Fee                                                       98,481.98
          B. Monthly Disbursements to Servicer
                    1. Monthly Servicing Fee and Unpaid Servicing Fee                                        98,481.98
                    2. Reimbursed Advance Amount                                                            161,483.57
                    3. Net Investment Earnings on Certificate Account                                             0.00
                    4. Total (Lines 1 thru 3)                                                               259,965.55
          C. Advance by Servicer                                                                            138,192.96
          D. Net Disbursement to Seller (Lines B - C)                                                       121,772.59

VIII. Certificate Account Surplus from Cert Acct to Cash Collateral Acct                                          0.00

IX. Disbursements on Cash Collateral Loan
          A. Interest Payment on Loan                                                                             0.00
          B. Fees and Expenses on Loan                                                                            0.00
          C. Principal Payment on Loan                                                                            0.00

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                                                                    Page 2

================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                                October 15, 1999
--------------------------------------------------------------------------------

X. Repayment to Seller
          A. From Available Cash Collateral Funds                                                            49,111.41
          B. From Certificate Account
                    1. Excess Funds                                                                         197,974.12
                    2. Certificate Amount Surplus                                                                 0.00
                    3. Excess Amount ( Lines 1 -2)                                                          197,974.12
          C. Excess Amount Paid Seller (Lines A + B)                                                        247,085.53

XI. Recoveries of Defaulted Receivables for Due Period                                                       73,929.23

XII. Recoveries of Interest Delinquencies for Due Period                                                    161,483.57

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================================================================================

================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                                October 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

I. Available Amount in the Certificate Account
          A. Credits
                    1. Payments form Obligors Applied to Collection Period
                              a. Principal Payments                                                      11,637,945.65
                              b. Recovery of Advance                                                        150,778.30
                              c. Other Interest Payments                                                    755,741.30
                              d. Total (A thru C)                                                        12,544,465.25

                    2. Repurchase Amount from Repurchased Receivables
                              a. Principal before Cutoff Date                                                     0.00
                              b. Interest before Cutoff Date                                                      0.00
                              c. Principal Payments                                                         130,286.91
                              d. Recovery of Advance                                                          2,272.26
                              e. Other Interest Payments                                                        770.32
                              f. Total (A thru E)                                                           133,329.49

                    3. Reversal from Defaulted Contracts                                                          0.00

                    4. Recovery of Defaulted Receivables                                                     73,929.23

                    5. Recovery Amount Before Cutoff Date (Excluding Repurchased Receivables
                              a. Principal                                                                        0.00
                              b. Interest                                                                         0.00
                              c. Total (A thru B)                                                                 0.00

                    6. Investment Earnings on Certificate Account                                                 0.00
                    7. Net Adjustments                                                                            0.03
                    8. Advance by Servicer                                                                  138,192.96
                    9. Overpayment from Obligors                                                                  0.00
                    10. Total Credits                                                                    12,889,916.96

          B. Debits
                    1. Overpayments from Obligors                                                                 0.00
                    2. Recovery Amount Before Cutoff Date to Seller
                              a. Principal                                                                        0.00
                              b. Interest                                                                         0.00
                              c. Total (Lines A thru B)                                                           0.00

                    3. Reversal from Defaulted Contracts                                                          0.00
                    4. Reimbursement of Advance
                              a. From Payments of Non-Defaulted Receivables                                 153,050.59
                              b. From Recovery of Defaulted Receivables                                           0.00
                              c. Total (Lines A thru B)                                                     153,050.59

                    5. Net Investment Earnings on Certificate Account                                             0.00
                    6. Total Debits (Lines 1 thru 5)                                                        153,050.59

          C. Total Available Amount                                                                      12,736,866.37

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================================================================================

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


================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                                October 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

II. Reimbursement of Advance on Defaulted Receivables
          A. Recovery of Advance                                                                                636.68
          B. Unreimbursed Advance from Prior Period                                                               0.00
          C. Reimbursed Amount (Min: Lines A and B)                                                               0.00

III. Excess Collections for Collection Period
          A.Excess Spread Amount                                                                            284,116.28
          B. Net Recovery of Defaulted Receivables
                    1.Recovery of Defaulted Receivables                                                      73,929.23
                    2. Reimbursement of Advance                                                                   0.00
                    3. Net Recovery of Defaulted Receivables (lines 1-2)                                     73,929.23
          C. Excess Spread Amount to this Periods Defaulted Receivables
                    1. Balance on Defaulted Receivables
                              a. Principal                                                                  151,638.41
                              b. Advanced Interest                                                            8,432.98
                              c. Unadvanced Interest                                                              0.00
                              d. Total (Lines A thru C)                                                     160,071.39
                    2. Amount Applied to Default Balance (Min: Lines A+B and C.1)                           160,071.39
          D. Principal Carryover Shortfall                                                                        0.00
          E. Adjustment to Excess Collection                                                                      0.00
          F. Excess Collections                                                                             197,974.12

IV. Scheduled Monthly Disbursements
          A. Unreimbursed Advance on Defaulted Receivables                                                        0.00
          B. Principal and Interest to Certificateholders
                    1. Monthly Prinicpal
                              a. From Repurchsed Receivables                                                130,286.91
                              b. From Defaulted Receivables                                                 151,638.41
                              c. Principal Payment                                                       11,637,945.65
                              d. Total (Lines A thru C)                                                  11,919,870.97
                    2. Monthly Interest                                                                     512,106.32
                    3. Unpaid Interest                                                                            0.00
                    4. Principal Carryover Shortfall                                                              0.00
                    5. Total                                                                             12,431,977.29
          C. Servicing Fee to Servicer
                    1. Monthly Servicing Fee                                                                 98,481.98
                    2. Overdue Monthly Servicing Fee                                                              0.00
                    3. Total (Lines 1 thru 2)                                                                98,481.98
          D. Total (Lines A thru C)                                                                      12,530,459.27

V. Payment Deficiency Amount
          A. Scheduled Monthly Disbursements                                                             12,530,459.27
          B. Available Distribution Amount
                    1. Available Amount in Certificate Account                                           12,736,866.37
                    2. Excess Collections in Certificate Account                                            197,974.12
                    3. Reimbursed Advance on Defaulted Receivables from Excess Spread                         8,432.98
                    4. Available Distribution Amount (Lines 1-2-3)                                       12,530,459.27
          C. Payment Deficiency Amount (Max: (Lines A-B) and 0.00)                                                0.00

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                                                                    Page 5

================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                                October 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

VI. Cash Collateral Account Withdrawal
          A. Available Cash Collateral Amount for the Collection Period                                  11,056,978.23
          B. Payment Deficiency Amount                                                                            0.00
          C. Cash Collateral Account Withdrawal                                                                   0.00

VII. Disbursements from the Certificate Account with CCA Withdrawal
          A. Available Distribution Amount
                    1. Available Distribution Amount from Certificate Account                            12,736,866.37
                    2.Excess Collections                                                                    197,974.12
                    3. Cash Collateral Account Withdrawal                                                         0.00
                    4. Reimbursed Advance on Defaulted Receivables from Excess Spread                         8,432.98
                    5 Available Amount (Lines 1 - 2 + 3 - 4)                                             12,530,459.27
          B.Disbursements of Advance on Defaulted Receivables                                                     0.00
          C. Disbursements to Certificateholders                                                         12,431,977.29
          D. Monthly Servicing Fee and Overdue Servicing Fee                                                 98,481.98
          E. Excess Funds from Certificate Account
                    1. Available Amount after Distribution (Lines A - B - C- D)                                   0.00
                    2. Excess Collections                                                                   197,974.12
                    3.Excess Funds (Lines 1 + 2)                                                            197,974.12

VIII. Average Certificate Principal Balance for the Collection Period
          A. Beginning Balance                                                                          118,178,380.46
          B. Ending Balance                                                                             106,258,509.49
          C. Average Balance (Lines (A + B) / 2 )                                                       112,218,444.97

IX. Delinquency and Defaults Information

                                                 Group 1
                      ==================================================================
                          Period       Number   Delinquency Amount    Principal Balance
                      ------------------------------------------------------------------
                        30-59 days        747          533,069.32         3,282,663.00
                      ------------------------------------------------------------------
                        60-89 days        126          123,722.90           504,883.56
                      ------------------------------------------------------------------
                        90-119 days        47           59,185.36           162,534.84
                      ------------------------------------------------------------------
                       120+149 days        21           30,795.14            74,210.39
                      ------------------------------------------------------------------
                       150+179 days        15           20,710.16            35,726.65
                      ------------------------------------------------------------------
                       180+209 days         9           16,019.41            28,496.74
                      ------------------------------------------------------------------
                       210+239 days         6           10,686.81            14,685.24
                      ------------------------------------------------------------------
                        240+Days            0                0.00                 0.00
                       Delinquent
                      ------------------------------------------------------------------
                         Total            971          794,189.10         4,103,200.42
                      ==================================================================

          B. Principal Amount of Loans in Defaulted Receivables                                             151,638.41
          C. Delinquency Percentage
                              1. Outstanding Principal Balance for Deliquency >= 60 Days                    820,537.42
                              2. Portfolio Principal Ending Balance for the Collection Period           106,258,509.49
                              3. Delinquency Percentage                                                   0.77220867 %

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================================================================================

================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                                October 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

X. Portfolio Average Delinquency Rate
          A. Delinquency Rate for Second Prior Period                                                     0.94219465 %
          B. Delinquency Rate for Prior Period                                                            0.99158254 %
          C. Delinquency Rate for Current Period                                                          0.77220867 %
          D. Average Deliquency Rate                                                                      0.90199529 %

XI. Portfolio Average Three Due Periods Charge Off Rate
          A. Charge Off Rate for Second Prior Period                                                      0.48137940 %
          B. Charge Off Rate for Prior Period                                                             0.51702931 %
          C. Charge Off Rate for Current Period
                    1. Principal Recoveries of Defaulted Receivables                                         73,177.02
                    2. Principal on Defaulted Receivables                                                   151,638.41
                    3. Average Pool Balance for Collection Period                                       112,218,444.97
                    4. Charge Off Rate ( 12 * ( Lines ( 2 - 1) / 3)                                       0.83902132 %
          D. Average Charge Off Rate ( ( Lines A thru C) / 3)                                             0.61247668 %

XII. Required Cash Collateral Amount for Next Collection Period
          A. Cash Collateral Floor Amount
                    1. Maximum Amount                                                                    11,056,978.23
                    2. Possible Floor Amount
                              a. Pool Principal Balance at the Beginning of Collection Period           118,178,380.46
                              b. Cumulative Monthly Interest Through Final Distribution Date             14,338,976.83
                              c. Cumulative Monthly Servicing Fee Through Final Distribution Date         2,757,495.54
                              d. Total ( Lines A thru C)                                                135,274,852.83
                    3. Cash Collateral Floor Amount ( Min: Lines 1 & 2)                                  11,056,978.23

          B. Possible Cash Collateral Amount
                    1. Cash Collateral Percentage
                              a. Average Three Period Delinquency Percentage                              0.90199529 %
                              b. Delinquency Percentage Trigger                                           1.25000000 %
                              c. Average Three Period Charge Off Rate                                     0.61247668 %
                              d. Charge Off Rate Trigger                                                  1.25000000 %
                              e. Maximum Cash Collateral Percentage Specified                             7.00000000 %
                              f. Minimum Cash Collateral Percentage Specified                             5.00000000 %
                              g. Cash Collateral Percentage Applied (If a>b or c>d, then e, else f)       5.00000000 %
                    2. Pool Principal Balance                                                           106,258,509.49
                    3. Possible Amount                                                                    5,312,925.47
          C. Required Cash Collateral Amount (Max: Lines A & B)                                          11,056,978.23

XIII. Deposit to Cash Collateral Account
          A. Excess Funds from Certificate Account                                                          197,974.12
          B. Required Deposit to Cash Collateral Account
                    1. Required Cash Collateral Amount for Next Period                                   11,056,978.23
                    2. Available Cash Collateral Amount                                                  11,056,978.23
                    3. Cash Collateral Account Withdrawal                                                         0.00
                    4. Required Deposit Amount ( Max: 0 & Lines 1-2+3)                                            0.00
          C. Deposit Amount to Cash Collateral Account (Min: Lines A & B)                                         0.00

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


================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                                October 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

 XIV. Memorandum Spread Account Unfunded Amount
          A. Memorandum Spread Account Cap
                    1. Cash Collateral Floor Amount                                                      11,056,978.23
                    2. Possible Cap
                              a. Pool Principal Balance                                                 106,258,509.49
                              b. Memorandum Spread Account Cap Percentage
                                        1. Average Three Period Charge Off Rate                           0.61247668 %
                                        2. Minimum Charge Off Rate Trigger                                1.25000000 %
                                        3. Average Three Period Delinquency Rate                          0.90199529 %
                                        4. Minimum Delinquency Percentage                                 1.25000000 %
                                        5. Minimum Cap Percentage Specified                               1.00000000 %
                                        6. Maximum Cap Percentage Specified                               2.00000000 %
                                        7. Memorandum Spread Account Cap Percentage (If 1<=2 and
                                        3<=4 then 5 else 6)                                               1.00000000 %
                              c. Possible Amount (Lines a * b)                                            1,062,585.09
                    3. Memorandum Spread Account Cap (Max: Lines ( 1 + 2))                               11,056,978.23
          B. Memorandum Spread Account Amount
                    1. Available Cash Collateral Amount                                                  11,056,978.23
                    2. Cash Collateral Account Deposit                                                            0.00
                    3. Cash Collateral Account Withdrawal                                                         0.00
                    4. Principal Balance on Cash Collateral Loan                                                  0.00
                    5. Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)                   11,056,978.23
          C. Memorandum Spread Account Unfunded Amount (Max: 0 & Lines A - B)                                     0.00

XV. Available Cash Collateral Payment Funds
          A. Certificate Account Surplus
                    1. Excess Funds from Certificate Account                                                197,974.12
                    2. Memorandum Spread Account Unfunded Amount                                                  0.00
                    3. Certificate Account Surplus                                                                0.00
          B. Cash Collateral Account Surplus
                    1. Available Cash Collateral Amount                                                  11,056,978.23
                    2. Cash Collateral Account Deposit                                                            0.00
                    3. Cash Collateral Account Withdrawal                                                         0.00
                    4. Required Cash Collateral Amount for Next Period                                   11,056,978.23
                    5. Cash Collateral Account Surplus (Max: 0 & Lines 1 + 2 - 3 - 4)                             0.00
          C. Investment Earnings on Cash Collateral Account                                                  49,111.41
          D. Available Cash Collateral Payment Funds                                                         49,111.41

XVI. Scheduled Disbursement on Cash Collateral Loan
          A. Scheduled Interest
                    1. Interest on Deposit Rate Portion                                                           0.00
                    2. Interest on Base Rate Portion                                                              0.00
                    3. Unpaid Interest                                                                            0.00
                    4. Total (Lines 1 thru 3)                                                                     0.00
          B. Fees and Expenses
                    1. Fees and Expenses                                                                          0.00
                    2. Overdue Fees and Expenses                                                                  0.00
                    3. Total (Lines 1 thru 2)                                                                     0.00
          C. Total ( Lines A + B )                                                                                0.00

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


================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                                October 15, 1999
--------------------------------------------------------------------------------
                       MONTHLY SERVICER CERTIFICATE REPORT

XVII. Excess From Memorandum Spread Account
          A. Memorandum Spread Account Cap                                                               11,056,978.23
          B. Adjusted Memorandum Spread Account Amount
                    1. Memorandum Spread Account Amount                                                  11,056,978.23
                    2. Investment Earnings on Cash Collateral Account                                        49,111.41
                    3. Interest Due to Cash Collateral Loan                                                       0.00
                    4. Fees and Expenses to Cash Collateral Loan                                                  0.00
                    5. Adjusted Memorandum Spread Account Amount (Max: 0 & Lines 1 + 2 - 3 - 4)          11,106,089.64
          C. Excess from Memorandum Spread Account                                                           49,111.41

XVIII. Disbursement of Available Cash Collateral Payment Funds
          A. Available Cash Collateral Payment Funds                                                         49,111.41
          B. Interest Payment to Cash Collateral Loan                                                             0.00
          C. Fees and Expenses on Cash Collateral Depositor                                                       0.00
          D. Principal Payment to Cash Collateral Loan
                    1. Available Disbursement Amount
                              a. Available Amount after Disbursement of Interest, Fees, & Expenses           49,111.41
                              b. From Excess of Memorandum Spread Account                                    49,111.41
                              c. Available Disbursement Amount                                                    0.00
                    2. Principal Balance on Cash Collateral Loan                                                  0.00
                    3. Principal Payment                                                                          0.00
          E. Excess Amount to Seller                                                                         49,111.41

XIX. Available Cash Collateral Amount for Next Distrbution Date
          A. Available Cash Collateral Amount
                    1. Available Cash Collateral Amount                                                  11,056,978.23
                    2. Cash Collateral Account Deposit from Certificate Account                                   0.00
                    3. Cash Collateral Account Withdrawal                                                         0.00
                    4. Cash Collateral Account Surplus                                                            0.00
                    5. Available Cash Collateral Amount ( Lines 1 + 2 - 3 - 4 )                          11,056,978.23
          B. Available Cash Collateral Percentage                                                        10.40573436 %

XX. Reimbursed Advance
          A. From Payment in Certificate Account                                                            153,050.59
          B. From Excess Spread                                                                               8,432.98
          C. From Certificate Account with Cash Collateral Withdrawal                                             0.00
          D. Total ( Lines A thru C )                                                                       161,483.57

XXI. Excess Amount to Seller
          A. From Available Cash Collateral Payment Funds                                                    49,111.41
          B. From Certificate Account
                    1. Excess Funds                                                                         197,974.12
                    2. Certificate Account Surplus                                                                0.00
                    3. Excess Amount                                                                        197,974.12
          C Excess Amount to Seller (Lines A thru B)                                                        247,085.53

XXII. Weighted Average Coupon as of Current Period                                                        9.08657425 %
XXIII. Weighted Average Maturity as of Current Period                                                      13.20303094

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                                                                    Page 9

================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                                October 15, 1999
--------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

I. Defaulted Receivables Summary
          A. Beginning Balance
                    1. Principal                                                                          8,304,517.17
                    2. Interes                                                                              317,633.66
                    3. Total                                                                              8,622,150.83

          B. Additions
                    1. Principal                                                                            151,638.41
                    2. Interest                                                                               8,432.98
                    3. Total ( Lines 1 thru 2)                                                              160,071.39

          C. Net Recoveries
                    1. Principal                                                                             73,177.02
                    2. Interest                                                                                   0.00
                    3. Excess                                                                                   115.53
                    4. Total ( Lines 1 thru 3)                                                               73,292.55

          D. Adjustments on Excess from Recoveries                                                              115.53

          E. Ending Balance
                    1. Principal                                                                          8,382,978.56
                    2. Interest                                                                             326,066.64
                    3. Total ( Lines 1 + 2)                                                               8,709,045.20

II. Outstanding Advances Summary
          A. Beginning Balance                                                                            3,655,004.03
          B. Additions                                                                                      138,192.96
          C. Reimbursements
                    1. For Defaulted Receivables
                              a. From Receivables Excess Spread                                              -8,432.98
                              b. From Cash Collateral Withdrawal                                                  0.00
                              c. From Recoveries of Defaulted Receivables                                         0.00
                              d. Total ( Lines a thru c)                                                     -8,432.98
                    2. Others                                                                               153,050.59
                    3. Total ( Lines 1 thru 2 )                                                             144,617.61

          D. Ending Balance ( Lines A + B - C )                                                           3,648,579.38

III. Unreimbursed Advances of Defaulted Receivables Summary
          A. Beginning Balance                                                                                    0.00
          B. Additions                                                                                        8,432.98
          C. Reimbursements
                    1. From Recoveries of Defaulted Receivables                                                   0.00
                    2. From Excess Reserve Account                                                           -8,432.98
                    3. From Cash Collateral Withdrawal                                                            0.00
                    4. Total                                                                                 -8,432.98

          D. Ending Balance ( Lines A + B - C)                                                                    0.00

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                                                                   Page 10

================================================================================
                      Chase Manhattan Grantor Trust 1996-A

                                October 15, 1999
--------------------------------------------------------------------------------
                             MONTHLY BALANCE REPORT

IV. Maturity Interest Deficiency Summary
          A. Beginning Balance                                                                            2,326,299.07
          B. Additions                                                                                       76,381.50
          C. Ending Balance                                                                               2,402,680.57

V. Certificate Principal Balance
          A. Beginning Balance                                                                          118,178,380.46
          B. Monthly Prinicpal
                    1. Defaulted Receivables                                                                151,638.41
                    2. Repurchased Receivables                                                              130,286.91
                    3. Principal Payment                                                                 11,637,945.65
                    4. Total ( Lines 1 thru 3 )                                                          11,919,870.97

          C. Ending Balance ( Lines A - B )                                                             106,258,509.49

VI. Automobiles Receivables Balance Summary
          A. Beginning Balance                                                                          118,178,380.46
          B. Automobile Receivable Monthly Principal
                    1. Defaulted Receivables                                                                151,638.41
                    2. Others                                                                            11,768,232.56
                    3. Total ( Lines 1 thru 2 )                                                          11,919,870.97

          C. Ending Balance                                                                             106,258,509.49

VII. Automobiles Tally Summary
          A. Beginning Number of Receivables                                                                    28,857
          B. Additions                                                                                               0
          C. Deductions
                    1. Repurchased Receivables                                                                      20
                    2. Defaulted Receivables                                                                        59
                    3. Matured Receivables                                                                       1,561
                    4. Total ( Lines 1 thru 3 )                                                                  1,640

          D. Ending Number of Receivables                                                                       27,217

VIII. Cash Collateral Loan Summary
          A. Beginning Balance                                                                                    0.00
          B. Repayment of Loan                                                                                    0.00
          C. Ending Balance                                                                                       0.00

[GRAPHIC OMITTED]        (Copyright) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
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